UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 5, 2022, Tradeweb Markets Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, regarding the Share Repurchase Program (as defined below).

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On December 5, 2022, the Board of Directors of the Company approved a share repurchase program with an indefinite term under which the Company may purchase up to $300 million of its Class A common stock (the “Share Repurchase Program”).

Pursuant to the Share Repurchase Program, the Company may repurchase its Class A common stock from time to time, in amounts, at prices and at such times as it deems appropriate, subject to market conditions and other considerations. The Company may make repurchases in the open market, through privately negotiated transactions, through accelerated repurchase programs, or pursuant to Rule 10b5-1 plans. The Share Repurchase Program will be conducted in compliance with applicable legal requirements and shall be subject to market conditions and other factors.

The manner, timing and amount of any purchase will be based on an evaluation of market conditions, stock price and other factors. The Share Repurchase Program has no termination date, may be suspended or discontinued at any time and does not obligate the company to acquire any amount of Class A common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release of Tradeweb Markets Inc., dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: December 5, 2022	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel